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EXHIBIT 21

                               GLOBIX CORPORATION

                              LIST OF SUBSIDIARIES

                  The following is a list of all of the subsidiaries of Globix Corporation, and the jurisdictions of incorporation of such subsidiaries. All of the listed subsidiaries do business under the names presented below:

1.                NAFT International Ltd.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

2.                NAFT Computer Service Corp.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

3.                PFM Communications Inc.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

4.                Bluestreak Digital, Inc.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

5.                Gamenet Corp.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

6.                BLP Acquisitions LLC
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)
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7.                ATC Merger Corp.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

8.                BTG Technology Group Ltd.
                  295 Lafayette Street, 3rd Floor
                  New York, NY  10012

                  New York
                  (state of incorporation)

9.                Globix Limited
                  5 Deanery Street
                  London W1Y 5LH

                  United Kingdom
                  (jurisdiction of organization)